Table of Contents
Letter to Shareholders ................   1
Performance Results ...................   3
Portfolio of Investments  .............   4
Statement of Assets and Liabilities ...   7
Statement of Operations ...............   8
Statement of Changes in Net Assets ....   9
Financial Highlights  .................  10
Notes to Financial Statements .........  11
Independent Auditors' Report ..........  16
Dividend Reinvestment Plan ............  17



Letter to Shareholders

November 22, 1995

Dear Shareholder:

  The first ten months of 1995 have been very positive for most investors. Both the fixed-income and equity markets have made considerable gains during the period ended October 31, 1995.

  This year serves as a reminder of just how quickly markets can move and how difficult it can be to predict the timing of those movements. Moreover, this year reinforces the importance of maintaining a long-term perspective and reaffirms the principle that it is time---not timing---that leads to investment success.

[PHOTO]
Dennis J. McDonnell and Don G. Powell


Economic Overview

  Although the third quarter posted a stronger-than-expected annual gross domestic product growth rate of 4.2 percent, the economy has slowed significantly this year. This slowdown is due in large part to the Federal Reserve Board's efforts to tighten monetary supply in 1994 -- a measure that proved successful, as economic growth during the first half of 1995 was substantially lower than its fourth quarter 1994 rate of 5.1 percent.
And, while other key economic data have shown mixed signs during recent months, the general economic trends for the year continue to support a "soft landing" scenario.

  Comfortable with the economy's rate of growth and level of inflation, the Fed reversed its trend of raising interest rates and lowered short-term rates by a quarter percent on July 6. With slowing growth, interest rates declined and the value of many fixed-income investments rose (bond yields and prices move in opposite directions).

Performance Summary

  The Trust produced a tax-exempt distribution of 6.70 percent <F3>, based on the closing stock price of $10.75 per common share on October 31, 1995. Because income from the Trust is exempt from federal income tax, it is important to compare the Trust's distribution rate to an equivalent taxable rate. For example, for investors in the 36 percent federal income tax bracket, the Trust's distribution rate represents a yield equivalent to a taxable investment earning 10.47 percent <F4>. In fact, many closed-end municipal bond funds, such as your investment, are currently offering higher yields (after taxes) over many income alternatives.

  As the graph on the following page shows, the Trust's net asset value and market price have made significant gains over the one-year period. The Trust's closing stock price, for example, gained 11.5 percent from October 1994 to October 1995. Moreover, we are pleased to report the Trust generated a one-year total return at market price of 19.87 percent <F1>, which includes reinvestment of dividends for the period ended October 31, 1995.

1   (Continued on page two)


Economic Outlook

  We believe the Fed will move cautiously before it continues to lower short-term rates, waiting for key indicators to show that the economy has truly settled into a slow growth pattern. Although current economic data continues to send mixed signals, we anticipate the economy will grow at an annual rate of 3 percent in the fourth quarter and inflation will run under 3 percent.
  Based upon a generally modest growth and low inflation outlook, we believe the outlook for fixed-income markets is positive. As interest rates fall in response to a slowing economy, we believe yields on short term municipal bonds will continue to move significantly lower than long-term municipal bonds. Lower short-term rates typically translate into lower leveraging costs for the Trust, which provides increased opportunities for higher earnings over time. Additionally, a steepening of the municipal yield curve would likely increase investor demand for long-term municipal bonds and help to boost market prices. Long-term municipal bond prices will also benefit from the combination of low supply of new municipal bond issues and increased demand driven by scheduled bond maturities.

[GRAPH]

Trust Participates in Market Gains of '95

                      Market
Date        NAV        Price

31-Oct-94   11.51      9.625
30-Nov-94   11.01     10.000
31-Dec-94   11.44      9.875
31-Jan-95   11.86     10.500
28-Feb-95   12.36     11.250
31-Mar-95   12.42     11.125
30-Apr-95   12.29     11.125
31-May-95   12.76     10.625
30-Jun-95   12.37     10.750
31-Jul-95   12.47     10.625
31-Aug-95   12.61     10.750
30-Sep-95   12.61     10.500
31-Oct-95   12.83     10.750

Based on month-end prices

  While there has been varied speculation about the impact of tax reform, no one is certain about what will finally happen. Consequently, in the near term, the municipal market may continue to experience periodic market fluctuations as various proposals come to the forefront. However, in the long term, we believe the municipal market will remain an attractive investment choice for investors seeking high current income. We will continue to keep a close watch over any new developments and evaluate the potential impact they may have on your investment in the Trust.

  Once again, thank you for your continued confidence in your investment with Van Kampen American Capital and for the privilege of working with you in seeking to reach your financial goals.



Sincerely,


Don G. Powell                               Dennis J. McDonnell
Chairman                                    President
Van Kampen American Capital                 Van Kampen American Capital
Investment Advisory Corp.                   Investment Advisory Corp.


2



               Performance Results for the Period Ended October 31, 1995
                  Van Kampen Merritt Select Sector Municipal Trust
                           (AMEX  Ticker Symbol-VKL)


Total Returns
One-year total return based on market price<F1>........................................   19.87%
One-year total return based on NAV<F2>.................................................   18.75%

Distribution Rates
Distribution rate as a % of initial offer common stock price<F3>.......................    4.80%
Taxable-equivalent distribution rate as a % of initial offer common stock price<F4>....    7.50%
Distribution rate as a % of closing common stock price<F3>.............................    6.70%
Taxable-equivalent distribution rate as a % of closing common stock price<F4>..........   10.47%

Share Valuations
Net asset value........................................................................  $ 12.83
Closing common stock price.............................................................  $ 10.750
One-year high common stock price (04/05/95)............................................  $ 11.625
One-year low common stock price (11/14/94).............................................  $  9.000
Preferred share (Series A) rate<F5>....................................................     3.900%
Preferred share (Series B) rate<F5>....................................................     3.800%

<F1>  Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

<F2>  Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

<F3>  Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

<F4>  The taxable-equivalent distribution rate is calculated assuming a 36% federal tax bracket.

<F5>  See "Notes to Financial Statements" footnote #6, for more information concerning Preferred Share reset periods.

      A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

      Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.


3






                                              Portfolio of Investments
                                                  October 31, 1995
---------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                     Coupon       Maturity    Market Value
---------------------------------------------------------------------------------------------------------------
          Municipal Bonds
          Alabama 2.1%
$ 2,000   Birmingham - Carraway, AL Spl Care Fac Fin Auth Rev
          Carraway Methodist Hlth Sys Ser A (Connie Lee Insd)<F2>.......  $  5.875%    08/15/25    $1,985,880
                                                                                                   ----------

          Alaska 1.4%
  1,500   Alaska St Hsg Fin Corp Ser A  Rfdg............................     5.000     12/01/18     1,313,790
                                                                                                   ----------

          California 13.5%
  3,000   California Pollutn Ctl Fin Auth Pollutn Ctl Rev Pacific Gas &
          Elec Co Ser B (MBIA Insd)<F3>.................................     5.850     12/01/23     2,961,120
  1,500   California St Pub Wks Brd Lease Rev Dept Correction CA
          St Prison Ser B Coalinga (MBIA Insd)..........................     5.375     12/01/19     1,435,545
  4,500   Los Angeles Cnty, CA Metro Tran Auth Sales Tax Rev Ser A
          Rfdg (FGIC Insd)..............................................     5.000     07/01/21     4,080,420
  3,000   Los Angeles, CA Regl Arpts Impt Corp Lease Rev Los Angeles
          Intl Arpt (FSA Insd)..........................................     6.700     01/01/22     3,160,410
  1,000   San Francisco, CA City & Cnty Arpts Comm Intl Arpt Rev 2nd
          Ser Issue 8A (FGIC Insd)......................................     6.250     05/01/20     1,032,880
                                                                                                   ----------
                                                                                                   12,670,375
                                                                                                   ----------

          Colorado 7.4%
  2,920   Colorado Hsg FIn Auth Single Family Prog Sr Ser E.............     8.125     12/01/24     3,281,846
  1,000   Denver, CO City & Cnty Arpt Rev Ser B (MBIA Insd).............     5.750     11/15/17       976,190
  2,500   Meridian Metro Dist CO Rfdg...................................     7.000     12/01/01     2,708,950
                                                                                                   ----------
                                                                                                    6,966,986
                                                                                                   ----------

          Hawaii 1.2%
  1,000   Hawaii St Arpts Sys Rev (FGIC Insd)...........................     7.000     07/01/10     1,106,130
                                                                                                   ----------

          Illinois 1.1%
  1,000   Illinois Hlth Fac Auth Rev Ravenswood Hosp Med Cent Ser A Rfdg     8.800     06/01/06     1,077,660
                                                                                                   ----------

          Indiana 3.9%
  3,450   Indiana Hlth Fac Fin Auth Hosp Rev Comm Hosp of IN (MBIA Insd).    6.850     07/01/22     3,709,613
                                                                                                   ----------

          Kentucky 4.1%
  4,000   Louisville & Jefferson Cnty, KY Metro Swr Dist Drainage Rev
          Rfdg (MBIA Insd)...............................................    5.300     05/15/19     3,866,840
                                                                                                   ----------

          Louisiana 9.5%
  1,000   Lafourche Parish, LA Hosp Svc Dist No 003 Hosp Rev.............    6.000     10/01/23       921,480
  2,145   Louisiana Pub Fac Auth Rev (Embedded Cap) (FGIC Insd)..........    5.875     02/15/11     2,193,498
  3,500   Saint Charles Parish, LA Pollutn Ctl Rev LA Pwr & Lt Co Proj A
          (FSA Insd).....................................................    7.500     06/01/21     3,942,645
  1,750   Saint Charles Parish, LA Environmental Impt Rev LA Pwr & Lt
          Co Proj A (AMBAC Insd).........................................    6.875     07/01/24     1,912,312
                                                                                                   ----------
                                                                                                    8,969,935
                                                                                                   ----------

          Maine 4.3%
  4,000   Maine Muni Bond Bk Ser A Rfdg..................................    5.375     11/01/08     4,041,880
                                                                                                   ----------


          Massachusetts 3.2%
  2,195   Massachusetts St Hlth & Edl Fac Auth Rev Saint Mem Med Cent
          Ser A..........................................................    6.000     10/01/23     1,733,721
  1,235   Massachusetts St Indl Fin Agy Rev..............................    6.750     12/01/20     1,257,378
                                                                                                   ----------
                                                                                                    2,991,099
                                                                                                   ----------


4 See Notes to Financial Statements





                                              Portfolio of Investments
                                            October 31, 1995 (Continued)
---------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                     Coupon       Maturity    Market Value
---------------------------------------------------------------------------------------------------------------

          Michigan 4.8%
$ 1,580   Michigan Higher Edl Fac Auth Ltd Oblig Rev Hope College Rfdg
          (Connie Lee Insd)...........................................    7.000%       10/01/13    $ 1,761,416
  2,500   Michigan St Strategic Fund Ltd Oblig Rev Detroit Edison Co
          College Rfdg (FGIC Insd)....................................    6.950        09/01/21      2,723,500
                                                                                                   -----------
                                                                                                     4,484,916
                                                                                                   -----------

          Missouri 4.5%
  3,855   Missouri St Hlth & Edl Fac Auth Hlth Fac Rev SSM Hlth Care
          Ser AA Rfdg (MBIA Insd).....................................    6.400        06/01/10      4,230,207
                                                                                                   -----------


          Nevada 2.1%
  1,855   Nevada Hsg Div Single Family Prog Ser E (FHA Gtd)...........    6.900        10/01/14      1,970,993
                                                                                                   -----------

          New Jersey 3.6%
  1,340   New Jersey Econ Dev Auth Dist Heating & Cooling Rev Trigen
          Trenton Proj Ser A..........................................    6.200        12/01/10      1,358,961

  2,000   New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp Cent at
          Passaic (FSA Insd)..........................................    6.000        07/01/14      2,049,680
                                                                                                   -----------
                                                                                                     3,408,641
                                                                                                   -----------

          New York 14.4%
  2,500   New York St Dorm Auth Rev St Univ Edl Fac Ser B Rfdg........    5.250        05/15/09      2,384,575
  4,000   New York St Dorm Auth Rev City Univ Ser F...................    5.000        07/01/14      3,547,960
  3,100   New York St Med Care Fac Fin Agy Rev NY Hosp Ser A (AMBAC
          Insd).......................................................    6.800        08/15/24      3,390,346
  1,000   New York City, NY Ser H (Cap Guar Insd).....................    7.000        02/01/21      1,112,290
  2,000   New York City, NY Hsg Dev Corp Mtg Rev Multi Family Ser A
          Rfdg (FHA Gtd)..............................................    6.550        10/01/15      2,083,980
  1,000   New York City, NY Ser B.....................................    6.375        08/15/12      1,027,000
                                                                                                   -----------
                                                                                                    13,546,151
                                                                                                   -----------

          Texas 5.3%
  1,425   Tarrant Cnty, TX Jr College Dist............................    5.050        02/15/10      1,368,941
  3,375   Texas Hsg Agy Residential Dev Rev Mtg Ser D (GNMA
          Collateralized).............................................    8.400        01/01/21      3,590,933
                                                                                                   -----------
                                                                                                     4,959,874
                                                                                                   -----------

          Virginia 4.6%
  2,885   Fairfax Cnty, VA Econ Dev Auth Res Recovery Rev Ogden Martin
          Sys Ser A...................................................    7.750        02/01/11      3,161,584
  1,250   Fairfax Cnty, VA Indl Dev Auth Rev Inova Hlth Sys Hosp Proj
          Rfdg (FSA Insd).............................................    5.000        08/15/13      1,170,788
                                                                                                   -----------
                                                                                                     4,332,372
                                                                                                   -----------


          Wisconsin 1.1%
    940   Wisconsin Hsg & Econ Dev Auth Home Ownership Rev Ser F......    7.550        07/01/26      1,010,105
                                                                                                   -----------

          Puerto Rico 3.5%
  1,900   Puerto Rico Elec Pwr Auth Pwr Rev Ser N Rfdg (Prerefunded @
          07/01/99)...................................................    7.000        07/01/07      2,102,692
  1,100   Puerto Rico Elec Pwr Auth Pwr Rev Ser N Rfdg................    7.000        07/01/07      1,195,986
                                                                                                   -----------
                                                                                                     3,298,678
                                                                                                   -----------


5 See Notes to Financial Statements







                                Portfolio of Investments
                              October 31, 1995 (Continued)
--------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                     Market Value
--------------------------------------------------------------------------------------
Total Long-Term Investments 95.6%
 (Cost $84,761,062)<F1>...............................................    $89,942,125
Short-Term Investments at Amortized Cost 4.7%.........................      4,400,000
Liabilities in Excess of Other Assets (0.3%)..........................       (278,721)
                                                                          -----------
Net Assets 100%.......................................................    $94,063,404
                                                                          ===========

<F1> At October 31, 1995, the cost for federal income tax purposes is $84,761,062; the aggregate gross unrealized appreciation is $5,488,236 and the aggregate gross unrealized depreciation is $307,173, resulting in net unrealized appreciation of
     $5,181,063.

<F2> Securities purchased on a when issued or delayed delivery basis.

<F3> Assets segregated as collateral for when issued or delayed delivery purchase commitments.




  The following schedule shows the breakdown of the Trust's long-term investments by municipal securities market sector as of October 31, 1995.


Municipal Securities Market Sector

  Utilities........   22.8%
  Healthcare.......   22.5
  Housing..........   16.4
  Education........   12.5
  Transportation...   11.5
  Other............   14.3
                     ------
                     100.0%
                     ======




  The following table summarizes the portfolio composition at October 31, 1995, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.


Portfolio Composition by Credit Quality

AAA................................   58.8%
AA.................................    6.3
A..................................   20.1
BBB................................   11.5
B..................................    1.9
NR.................................    1.4
                                     ------
                                     100.0%
                                     ======



6 See Notes to Financial Statements







                                     Statement of Assets and Liabilities
                                              October 31, 1995
-------------------------------------------------------------------------------------------------------------
Assets:
Investments, at Market Value (Cost $84,761,062) (Note 1)......................................    $89,942,125
Short-Term Investments (Note 1)...............................................................      4,400,000
Cash..........................................................................................         76,339
Receivables:
  Interest....................................................................................      1,794,008
  Investments Sold............................................................................         46,406
Unamortized Organizational Expenses (Note 1)..................................................         24,554
                                                                                                  -----------
    Total Assets..............................................................................     96,283,432
                                                                                                  -----------
Liabilities:
Payables:
  Investments Purchased.......................................................................      1,953,145
  Income Distributions -- Common and Preferred Shares.........................................         99,059
  Investment Advisory and Administrative Fees (Note 2)........................................         55,675
Accrued Expenses..............................................................................        112,149
                                                                                                  -----------
Total Liabilities.............................................................................      2,220,028
                                                                                                  -----------
Net Assets ...................................................................................    $94,063,404
                                                                                                  ===========

Net Assets Consist of:
Preferred Shares ($.01 par value, authorized 100,000,000 shares, 1,360 issued with
  liquidation preference of $25,000 per share) (Note 6).......................................    $34,000,000
                                                                                                  -----------
Common Shares ($.01 par value with an unlimited number of shares authorized,
  4,682,128 shares issued and outstanding) (Note 3)...........................................         46,821
Paid in Surplus...............................................................................     64,532,602
Net Unrealized Appreciation on Investments....................................................      5,181,063
Accumulated Undistributed Net Investment Income...............................................        144,996
Accumulated Net Realized Loss on Investments..................................................     (9,842,078)
                                                                                                  -----------
    Net Assets Applicable to Common Shares....................................................     60,063,404
                                                                                                  -----------
Net Assets....................................................................................    $94,063,404
                                                                                                  ===========
Net Asset Value Per Common Share ($60,063,404 divided by 4,682,128 shares outstanding) .......    $     12.83
                                                                                                  ===========


7 See Notes to Financial Statements















                                     Statement of Operations
                                For the Year Ended October 31, 1995
---------------------------------------------------------------------------------------------------------
Investment Income:
Interest..................................................................................    $ 5,603,081
                                                                                              -----------
Expenses:
Investment Advisory and Administrative Fees (Note 2)......................................        637,343
Preferred Share Maintenance (Note 6)......................................................        122,660
Trustees Fees and Expenses (Note 2).......................................................         22,509
Legal (Note 2)............................................................................         12,282
Amortization of Organizational Expenses (Note 1)..........................................          7,997
Other.....................................................................................        155,715
                                                                                              -----------
Total Expenses............................................................................        958,506
                                                                                              -----------
Net Investment Income.....................................................................    $ 4,644,575
                                                                                              ===========
Realized and Unrealized Gain/Loss on Investments:
Realized Gain/Loss on Investments:
  Proceeds from Sales.....................................................................    $74,140,440
  Cost of Securities Sold.................................................................    (79,618,420)
                                                                                              -----------
Net Realized Loss on Investments (Including realized loss on closed and expired option
  and futures transactions of $2,667 and $3,523,577, respectively)........................     (5,477,980)
                                                                                              -----------
Unrealized Appreciation/Depreciation on Investments:
  Beginning of the Period.................................................................     (6,762,850)
  End of the Period.......................................................................      5,181,063
                                                                                              -----------
Net Unrealized Appreciation on Investments During the Period..............................     11,943,913
                                                                                              -----------
Net Realized and Unrealized Gain on Investments...........................................    $ 6,465,933
                                                                                              ===========
Net Increase in Net Assets from Operations................................................    $11,110,508
                                                                                              ===========


8  See Notes to Financial Statements













                       Statement of Changes in Net Assets

       For the Year Ended October 31, 1995 and the Period November 26, 1993
         (Commencement of Investment Operations) through October 31, 1994
------------------------------------------------------------------------------------------
                                                        Year Ended        Period Ended
                                                        October 31, 1995  October 31, 1994
------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income.................................  $   4,644,575     $   4,184,940
Net Realized Loss on Investments......................     (5,477,980)       (4,364,098)
Net Unrealized Appreciation/Depreciation on
  Investments During the Period.......................     11,943,913        (6,762,850)
                                                        --------------    --------------
Change in Net Assets from Operations..................     11,110,508        (6,942,008)
                                                        --------------    --------------
Distributions from Net Investment Income:
  Common Shares.......................................     (3,623,929)       (2,907,599)
  Preferred Shares....................................     (1,348,208)         (804,783)
                                                        --------------    --------------
Total Distributions...................................     (4,972,137)       (3,712,382)
                                                        --------------    --------------
Net Change in Net Assets from Investment Activities...      6,138,371       (10,654,390)
                                                        --------------    --------------
From Capital Transactions (Notes 3 and 6):
Proceeds from Common Shares Sold......................            -0-        65,142,500
Proceeds from Preferred Shares Sold...................            -0-        33,290,000
Recapture of Excess Offering Costs....................         46,423               -0-
                                                        --------------    --------------
Net Change in Net Assets from Capital Transactions....         46,423        98,432,500
                                                        --------------    --------------
Total Increase in Net Assets..........................      6,184,794        87,778,110
Net Assets:
Beginning of the Period...............................     87,878,610           100,500
                                                        --------------    --------------

End of the Period (Including undistributed net
  investment income of $144,996 and $472,558,
  respectively).......................................  $  94,063,404     $  87,878,610
                                                        ==============    ==============


9 See Notes to Financial Statements








                                              Financial Highlights

                 The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
-------------------------------------------------------------------------------------------------------------------
                                                                                                November 26, 1993
                                                                                                (Commencement
                                                                             Year Ended         of Investment
                                                                             October 31,        Operations) through
                                                                             1995               October 31, 1994
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period<F1>.............................    $     11.507       $     13.783
                                                                             -------------      -------------
Net Investment Income....................................................            .992               .894
Net Realized and Unrealized Gain/Loss on Investments.....................           1.391             (2.377)
                                                                             -------------      -------------
Total from Investment Operations.........................................           2.383             (1.483)
                                                                             -------------      -------------
Less Distributions from Net Investment Income:
  Paid to Common Shareholders............................................            .774               .621
  Common Share Equivalent of Distributions Paid to
  Preferred Shareholders.................................................            .288               .172
                                                                             -------------      -------------
Total Distributions......................................................           1.062               .793
                                                                             -------------      -------------
Net Asset Value, End of the Period.......................................    $     12.828       $     11.507
                                                                             =============      =============
Market Price Per Share at End of the Period..............................    $     10.750       $      9.625
Total Investment Return at Market Price (Non-Annualized)<F2>.............           19.87%            (27.90%)
Total Return at Net Asset Value (Non-Annualized)<F3>.....................           18.75%            (14.18%)
Net Assets at End of the Period (In millions)............................    $       94.1       $       87.9


Ratio of Expenses to Average Net Assets Applicable to Common Shares
  (Annualized)...........................................................            1.68%              1.58%
Ratio of Expenses to Average Net Assets (Annualized).....................            1.05%              1.04%
Ratio of Net Investment Income to Average Net Assets Applicable
to Common Shares (Annualized)<F4>........................................            5.77%              6.06%
Portfolio Turnover.......................................................           83.56%            224.04%

<F1> Net asset value at November 26, 1993, is adjusted for common and preferred share offering costs of $.317 per common share.

<F2> Total investment return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

<F3> Total return at net asset value (NAV) reflects the change in value of the
     Trust's assets with reinvestment of dividends based upon NAV.

<F4> Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.



10 See Notes to Financial Statements





                         Notes to Financial Statements
                                October 31, 1995
--------------------------------------------------------------------------------


1. Significant Accounting Policies

Van Kampen Merritt Select Sector Municipal Trust (the "Trust") is registered as a non diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust commenced investment operations on November 26, 1993.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. Security Valuation--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

B. Security Transactions--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. Investment Income--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. Organizational Expenses--The Trust has reimbursed Van Kampen American
Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization and initial registration in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending November 25, 1998. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.



11




                  Notes to Financial Statements (Continued)
                             October 31, 1995
--------------------------------------------------------------------------------


E. Federal Income Taxes--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

  The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1995, the Trust had an accumulated capital loss carryforward for tax purposes of $9,842,078, of which $4,364,098 and $5,477,980 will expire on October 31, 2002 and 2003, respectively.

F. Distribution of Income and Gains--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Trust's Investment Advisory and Administrative Agreement, the Adviser will provide investment advice, administrative services and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust.

  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Trust, of which a trustee of the Trust is an affiliated person.

  For the year ended October 31, 1995, the Trust recognized expenses of approximately $13,600 representing VKAC's cost of providing accounting and legal services to the Trust.

  Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

  The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC. The Trust's liability under the deferred compensation and retirement plans at October 31, 1995, was approximately $23,900.

  At October 31, 1995, VKAC owned 7,128 common shares of the Trust.

3. Capital Transactions

At October 31, 1995 and 1994, paid in surplus related to common shares aggregated $64,532,602 and $64,486,179, respectively. During the year ended October 31, 1995, $46,423 of excess offering costs were recaptured by the Trust.

12



                  Notes to Financial Statements (Continued)
                             October 31, 1995
------------------------------------------------------------------------------

Transactions in common shares were as follows:
                                                   Year Ended            Period Ended
                                                   October 31, 1995      October 31, 1994
-----------------------------------------------------------------------------------------
Beginning Shares.................................     4,682,128                 7,128
Shares Sold......................................           -0-             4,675,000
                                                   ------------          ------------
Ending Shares................................... .    4,682,128             4,682,128
                                                   ============          ============

4. Investment Transactions

Aggregate purchases and cost of sales of investment securities, excluding short-term notes, for the year ended October 31, 1995, were $74,321,082 and $79,618,420, respectively.

5. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

  The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio, manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract.

  Summarized below are the specific types of derivative financial instruments used by the Trust.

A. Option Contracts-- An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.


13







                  Notes to Financial Statements (Continued)
                             October 31, 1995
------------------------------------------------------------------------



Transactions in options for the year ended October 31, 1995, were as follows:

                                                     Contracts    Premium
-----------------------------------------------------------------------------------------
Outstanding at October 31, 1994....................       -0-     $     -0-
Options Written and Purchased (Net)................       800       457,241
Options Terminated in Closing Transactions (Net)...      (300)     (219,610)
Options Expired (Net)..............................      (500)     (237,631)
                                                     ---------    ----------
Outstanding at October 31, 1995....................       -0-     $     -0-
                                                     =========    ==========


B. Futures Contracts--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

  The fluctuation in market value of the contracts is settled daily through a cash margin account. Realized gains and losses are recognized when the contracts are closed or expire.

  Transactions in futures contracts for the year ended October 31, 1995, were as follows:


                                                                   Contracts
----------------------------------------------------------------------------
Outstanding at October 31, 1994................................       2,515
Futures Opened.................................................       3,930
Futures Closed.................................................      (6,445)
                                                                    --------
Outstanding at October 31, 1995................................         -0-
                                                                    ========


C. Indexed Securities--These instruments are identified in the portfolio of investments.

The price of these securities may be more volatile than the price of a comparable fixed rate security.

  An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

6. Preferred Shares

The Trust has outstanding 1,360 Auction Preferred Shares ("APS") in two series of 680 shares each. Dividends are cumulative and the dividend rate is periodically reset through an auction process. The dividend period for Series A is 7 days while Series B is 28 days.



14





                     Notes to Financial Statements (Continued)
                                October 31, 1995
-------------------------------------------------------------------------

The average rate in effect on October 31, 1995, was 3.85%. During the year ended October 31, 1995, the rates ranged from 3.30% to 5.75%.

  The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

  The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.



15




                            Independent Auditors' Report
-------------------------------------------------------------------------
The Board of Trustees and Shareholders of
Van Kampen Merritt Select Sector Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen Merritt Select Sector Municipal Trust (the "Trust"), including the portfolio of investments, as of October 31, 1995, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for the year then ended and for the period from November 26, 1993 (commencement of investment operations) through October 31, 1994. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Merritt Select Sector Municipal Trust as of October 31, 1995, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period from November 26, 1993 (commencement of operations) through October 31, 1994, in conformity with generally accepted accounting principles.


                                                     KPMG Peat Marwick LLP

Chicago, Illinois
December 11, 1995


16









                             Dividend Reinvestment Plan
--------------------------------------------------------------------------------

The Trust offers a Dividend Reinvestment Plan (the "Plan")pursuant to which Common Shareholders may elect to have dividends and capital gains distributions automatically reinvested in Common Shares of the Trust.

If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your Account.

How to Participate

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

How the Plan Works

State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.

  Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

Costs of the Plan

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

Tax Implications

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of divi-dends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

Right to Withdraw

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

  One Parkview Plaza, Oakbrook Terrace, IL 60181
           Attn: Closed-End Funds




17


             Funds Distributed by Van Kampen American Capital
--------------------------------------------------------------------------------


GLOBAL AND INTERNATIONAL
  Global Equity Fund
  Global Government Securities Fund
  Global Managed Assets Fund
  Short-Term Global Income Fund
  Strategic Income Fund

EQUITY
Growth
  Emerging Growth Fund
  Enterprise Fund
  Pace Fund
Growth & Income
  Balanced Fund
  Comstock Fund
  Equity Income Fund
  Growth and Income Fund
  Harbor Fund
  Real Estate Securities Fund
  Utility Fund

FIXED INCOME
  Corporate Bond Fund
  Government Securities Fund
  High Income Corporate Bond Fund
  High Yield Fund
  Limited Maturity Government Fund
  Prime Rate Income Trust
  Reserve Fund
  U.S. Government Fund
  U.S. Government Trust for Income

TAX-FREE
  California Insured Tax Free Fund
  Florida Insured Tax Free Income Fund
  High Yield Municipal Fund
  Insured Tax Free Income Fund
  Limited Term Municipal Income Fund
  Municipal Income Fund
  New Jersey Tax Free Income Fund
  New York Tax Free Income Fund
  Pennsylvania Tax Free Income Fund
  Tax Free High Income Fund
  Tax Free Money Fund
  Texas Tax Free Income Fund

THE GOVETT FUNDS
  Emerging Markets Fund
  Global Income Fund
  International Equity Fund
  Latin America Fund
  Pacific Strategy Fund
  Smaller Companies Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-421-5666 weekdays from 7:00 a.m. to 7:00 p.m. Central time.



18





Van Kampen Merritt Select Sector Municipal Trust
--------------------------------------------------------------------------------


Officers and Trustees

Don G. Powell*
Chairman and Trustee

Dennis J. McDonnell*
President and Trustee

David C. Arch
Trustee

Rod Dammeyer
Trustee

Howard J Kerr
Trustee

Theodore A. Myers
Trustee

Hugo F. Sonnenschein
Trustee

Wayne W. Whalen*
Trustee

Peter W. Hegel*
Vice President

Ronald A. Nyberg*
Vice President and Secretary

Edward C. Wood, III*
Vice President and Treasurer

Scott E. Martin*
Assistant Secretary

Weston B. Wetherell*
Assistant Secretary

Nicholas Dalmaso*
Assistant Secretary

John L. Sullivan*
Controller

Steven M. Hill*
Assistant Treasurer



Investment Adviser

Van Kampen American Capital Investment Advisory Corp.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181



Custodian and
Transfer Agent

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105



Legal Counsel

Skadden, Arps, Slate, Meagher & Flom
333 West Wacker Drive
Chicago, Illinois 60606



Independent Auditors

KPMG Peat Marwick LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601


  * "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

 (C) Van Kampen American Capital Distributors, Inc., 1995
     All rights reserved.

(sm) denotes a service mark of
     Van Kampen American Capital Distributors, Inc.


19